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                                                                  EXHIBIT 10.102

                               MODIFICATION NO. 10

                                       TO

                          INTER-COMPANY POWER AGREEMENT

                               DATED JULY 10, 1953

                                      AMONG

                 OHIO VALLEY ELECTRIC CORPORATION,
                 APPALACHIAN POWER COMPANY (formerly
                      APPALACHIAN ELECTRIC POWER COMPANY),
                 THE CINCINNATI GAS & ELECTRIC COMPANY,
                 COLUMBUS SOUTHERN POWER COMPANY (formerly
                      COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY),
                 THE DAYTON POWER AND LIGHT COMPANY,
                 INDIANA MICHIGAN POWER COMPANY (formerly
                      INDIANA & MICHIGAN ELECTRIC COMPANY),
                 KENTUCKY UTILITIES COMPANY,
                 LOUISVILLE GAS AND ELECTRIC COMPANY
                 MONONGAHELA POWER COMPANY,
                 OHIO EDISON COMPANY,
                 OHIO POWER COMPANY (formerly THE OHIO
                      POWER COMPANY),
                 PENNSYLVANIA POWER COMPANY,
                 THE POTOMAC EDISON COMPANY,
                 SOUTHERN INDIANA GAS AND ELECTRIC COMPANY,
                 THE TOLEDO EDISON COMPANY, and
                 WEST PENN POWER COMPANY.

                           Dated as of January 1, 1998

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                               MODIFICATION NO. 10

                                       TO

                          INTER-COMPANY POWER AGREEMENT

         THIS AGREEMENT dated as of the 1st day of January, 1998, by and among OHIO VALLEY ELECTRIC CORPORATION (herein called "OVEC" or "Corporation"), APPALACHIAN POWER COMPANY (herein called "Appalachian"), THE CINCINNATI GAS & ELECTRIC COMPANY (herein called "Cincinnati"), COLUMBUS SOUTHERN POWER COMPANY (formerly COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY) (herein called "Columbus"), THE DAYTON POWER AND LIGHT COMPANY (herein called "Dayton"), INDIANA MICHIGAN POWER COMPANY (formerly INDIANA & MICHIGAN ELECTRIC COMPANY) (herein called "Indiana"), KENTUCKY UTILITIES COMPANY (herein called "Kentucky"), LOUISVILLE GAS AND ELECTRIC COMPANY (herein called "Louisville"), MONONGAHELA POWER COMPANY (herein called "Monongahela"), OHIO EDISON COMPANY (herein called "Ohio Edison"), OHIO POWER COMPANY (herein called "Ohio Power"), PENNSYLVANIA POWER COMPANY (herein called "Pennsylvania"), THE POTOMAC EDISON COMPANY (herein called "Potomac"), SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (herein called "Southern Indiana"), THE TOLEDO EDISON COMPANY (herein called "Toledo"), and WEST PENN POWER COMPANY (herein called "West Penn"), all of the foregoing, other than OVEC, being herein sometimes collectively referred to as the Sponsoring Companies and individually as a Sponsoring Company.


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                           WITNESSETH THAT

                  WHEREAS, Corporation and the United States of America have heretofore entered into Contract No. AT-(40-1)-1530 (redesignated Contract No. E-(40-1)-1530, later redesignated Contract No. EY-76-C-05-1530 and later redesignated Contract No. DE-AC05-76OR01530), dated October 15, 1952, providing for the supply by Corporation of electric utility services to the United States Atomic Energy Commission (hereinafter called "AEC") at AEC's project near Portsmouth, Ohio (hereinafter called the "Project"), which Contract has heretofore been modified by Modification No. 1, dated July 23, 1953, Modification No. 2, dated as of March 15, 1964, Modification No. 3, dated as of May 12, 1966, Modification No. 4, dated as of January 7, 1967, Modification No. 5, dated as of August 15, 1967, Modification No. 6, dated as of November 15, 1967, Modification No. 7, dated as of November 5, 1975, Modification No. 8, dated as of June 23, 1977, Modification No. 9, dated as of July 1, 1978, Modification No. 10, dated as of August 1, 1979, Modification No. 11, dated as of September 1, 1979, Modification No. 12, dated as of August 1, 1981, Modification No. 13, dated as of September 1, 1989, Modification No. 14, dated as of January 15, 1992, and Modification No. 15, dated as of February 1, 1993 (said Contract, as so modified, is hereinafter called the "DOE Power Agreement"); and

                  WHEREAS, pursuant to the Energy Reorganization Act of 1974, the AEC was abolished on January 19, 1975 and certain of its functions, including the procurement of electric utility services for the Project, were transferred to and vested in the Administrator of Energy Research and Development; and

                  WHEREAS, pursuant to the Department of Energy Organization Act, on October 1, 1977, all of the functions vested by law in the



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Administrator of Energy Research and Development or the Energy Research and
Development Administration were transferred to, and vested in, the Secretary of Energy, the statutory head of the Department of Energy (hereinafter called "DOE"); and

                  WHEREAS, the parties hereto have entered into a contract, herein called the "Inter-Company Power Agreement," dated July 10, 1953, governing, among other things, (a) the supply by the Sponsoring Companies of Supplemental Power in order to enable Corporation to fulfill its obligations under the DOE Power Agreement, and (b) the rights of the Sponsoring Companies to receive Surplus Power (as defined in the Agreement identified in the next clause in this preamble) as may be available at the Project Generating Stations and the obligations of the Sponsoring Companies to pay therefor; and

                  WHEREAS, the Inter-Company Power Agreement has heretofore been amended by Modification No. 1, dated as of June 3, 1966, Modification No. 2 dated as of January 7, 1967, Modification No. 3, dated as of November 15, 1967, Modification No. 4, dated as of November 5, 1975, Modification No. 5, dated as of September 1, 1979, Modification No. 6, dated as of August 1, 1981, Modification No. 7, dated as of January 15, 1992, Modification No. 8, dated as of January 19, 1994, and Modification No. 9, dated as of August 17, 1995 (said contract so amended and as modified and amended by this Modification No. 10 being herein and therein sometimes called the "Agreement"); and

                  WHEREAS, pursuant to East Central Area Reliability Group ("ECAR") Document No. 2, entitled DAILY OPERATING RESERVE, as revised August 8, 1996 ("ECAR Document No. 2"), Corporation is required to have available spinning reserve equal to a percentage of its internal load as well as supplemental reserve equal to a percentage of its



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internal load, which supplemental reserve is expected to be provided by the
Sponsoring Companies in proportion to their respective Power Participation Ratios as defined in SUBSECTION 1.012; and

                  WHEREAS, OVEC and the Sponsoring Companies desire to enter into this Modification No. 10 as more particularly hereinafter provided;

                  NOW, THEREFORE, the parties hereto agree with each other as follows:

                  1. Insert after SUBSECTION 1.0117 new SUBSECTIONS 1.0118, 1.0119, 1.0120 and 1.0121 as follows: 1.0118 "Spinning Reserve" means unloaded generation which is synchronized and ready to serve additional demand within ten minutes.

                                    1.0118 "Spinning Reserve" means unloaded
                  generation which is synchronized and ready to serve additional demand within ten minutes.

                                    1.0119 "Supplemental Reserve" means a
                  combination of spinning reserve, qualified interruptible load, qualified quick-start generating capacity or pre-scheduled assistance from another system which can be fully utilized within ten minutes.

                                    1.0120 "ECAR Reserve Sharing Period" means
                  any period of time during which any control area within ECAR ("ECAR Member") is experiencing a system contingency which requires implementation of ECAR's reserve sharing procedures.

                                    1.0121 "ECAR Emergency Energy" means energy
                  sold by Corporation from its Spinning Reserve during an ECAR Reserve Sharing Period.

                  2. Delete SUBSECTION 2.04 and substitute therefor the following:

                                    2.04 LIMITED BURDENING OF CORPORATION'S
                  TRANSMISSION FACILITIES. Transmission facilities provided and owned by the Corporation, including the facilities described in SECTION 2.02 hereof and the Project Transmission Facilities, shall not be burdened by power and energy flows of any Sponsoring Company to an extent which would impair or prevent the transmission of Interim Power, Supplemental Power, Surplus Power or ECAR Emergency Energy. The Project Transmission Facilities shall not



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                  be so burdened to an extent which would impair or prevent the transmission of Permanent Power.

                  3. Insert after SUBSECTION 2.05 new ARTICLE 3, its title and SUBSECTIONS 3.01 and 3.02 as follows:

                                   ARTICLE 3

                              ECAR EMERGENCY ENERGY

                                    3.01 In order to enable Corporation to
                  fulfill its obligation under ECAR Document No. 2 to maintain Supplemental Reserve equal to a percentage of Corporation's internal load, each Sponsoring Company shall stand ready to supply its Power Participation Ratio, as set forth in SECTION 1.012, of OVEC's Supplemental Reserve obligation to other members of ECAR during any ECAR Reserve Sharing Period. It is understood, however, that the amount which each Sponsoring Company may charge for its share of such Supplemental Reserve shall be such Sponsoring Company's FERC filed emergency energy charge.

                                    3.02 In order to enable Corporation to
                  fulfill its obligation under ECAR Document No. 2 to provide some or all of the energy available from OVEC's Spinning Reserve to an ECAR Member which is in need of ECAR Emergency Energy, the Sponsoring Companies shall stand ready to purchase from Corporation the energy available from its Spinning Reserve, or any portion thereof, for their own emergency use or for resale to or for another ECAR Member which is experiencing an emergency and shall also stand ready to transmit such energy to or for another ECAR Member which is experiencing an emergency.

                  4. Delete SUBSECTION 5.01 and substitute therefor the following:

                                    5.01 OPERATION OF PROJECT GENERATING
                  STATIONS. Corporation shall operate and maintain the Project Generating Stations in a manner consistent with safe, prudent, and efficient operating practice so that the Maximum Power available from said stations shall be at the highest practicable level attainable consistent with OVEC's obligations under ECAR Document No. 2 throughout the term of this Agreement.

                  5.       Delete both the title of ARTICLE 6 and SUBSECTIONS
6.01 and 6.02 and substitute therefor the following:



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               CHARGES FOR SURPLUS POWER AND ECAR EMERGENCY ENERGY

                                    6.01 TOTAL MONTHLY CHARGE. The amount to be
                  paid Corporation each month by the Sponsoring Companies for Surplus Power and Surplus Energy supplied under this Agreement shall consist of the sum of an energy charge, a demand charge and, if applicable, an emergency power surcharge, all determined as set forth in this ARTICLE 6. The amount to be paid to Corporation for ECAR Emergency Energy supplied under this Agreement shall be 98.74 mills per kilowatt hour (plus transmission charges calculated in accordance with applicable law).

                                    6.02 ENERGY CHARGE. The energy charge to be
                  paid each month by the Sponsoring Companies for Surplus Energy shall be determined by Corporation as follows:

                  6. Delete SUBSECTION 6.024 and substitute therefor the following:

                                    6.024 Determine for such month the
                  difference between the total cost of fuel as described in subsection 6.021 above and the sum of (a) the total energy charge to be billed DOE as described in subsection 6.022 above, (b) the energy charge to be billed as DOE Emergency Energy as described in subsection 6.023 above and (c) the total cost of fuel used to generate ECAR Emergency Energy. For the purposes hereof the difference so determined shall be the fuel cost allocable for such month to the total kilowatt-hours of energy generated at the Project Generating Stations for the supply of Surplus Energy. Each Sponsoring Company shall pay Corporation for Surplus Energy for such month, an amount equal to (a) an amount obtained by multiplying the billing kilowatt-hours of Surplus Energy availed of by such Sponsoring Company during such month by the average station heat rate of the Project Generating Stations times the average cost per Btu (determined in a uniform manner for all Sponsoring Companies in conformity with any applicable requirements of Account 703
                  (Fuel) of the Uniform System of Accounts) of all fuel consumed by said Sponsoring Company in its own generating stations, both averages to be computed in respect of the month next preceding that for which payment is being made, plus (b) its Power Participation Ratio of the excess, if any, for such month of the fuel costs of the Corporation allocable to the total kilowatt-hours of energy generated at the Project Generating Stations for the supply of Surplus Energy over the aggregate of the amounts computed with respect to all Sponsoring Companies under (a) above, minus (c) its Power Participation Ratio of the excess, if any, for such month of the aggregate of the amounts computed with respect to all Sponsoring Companies under (a) above over the fuel costs of the Corporation allocable to the total kilowatt-hours of energy generated at the Project Generating Stations for the supply of Surplus Energy.



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                  7.       Insert after SUBSECTION 10.06 new SUBSECTION 10.07 as
follows:

                  10.07 ECAR EMERGENCY ENERGY. As soon as practicable after the end of each month, Corporation shall render to each Sponsoring Company a statement indicating all ECAR Emergency Energy supplied to or for the account of such Sponsoring Company during such month, specifying the amount due to the Corporation therefor pursuant to ARTICLE 6 above. Such Sponsoring Company shall make payment therefor promptly upon the receipt of such statement. In case the computation of the amount due for ECAR Emergency Energy cannot be determined at the time, it shall be estimated subject to adjustment when the actual determination can be made, and all payments shall be subject to subsequent adjustment.

                  8. This Modification No. 10 shall become effective at 12:00 o'clock Midnight on the day on which Corporation shall advise the other parties to this Modification No. 10 (to be later confirmed in writing) that all conditions precedent to the effectiveness of this Modification No. 10 shall have been satisfied.

                  9. The Inter-Company Power Agreement, as modified by Modifications Nos. 1, 2, 3, 4, 5, 6, 7, 8 and 9 and as hereinbefore provided, is hereby in all respects confirmed.

                  10. This Modification No. 10 may be executed in any number of copies and by the different parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute a single agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Modification No. 10 as of the day and year first written above.

                                         OHIO VALLEY ELECTRIC CORPORATION

                                         By:  S/D. L. HART
                                         ---------------------------------------



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                                         APPALACHIAN POWER COMPANY

                                         By:  S/WILLIAM J. LHOTA
                                         ---------------------------------------

                                         THE CINCINNATI GAS & ELECTRIC COMPANY

                                         By:  S/JACKSON H. RANDOLPH
                                         ---------------------------------------

                                         COLUMBUS SOUTHERN POWER COMPANY

                                         By:  S/WILLIAM J. LHOTA
                                         ---------------------------------------
                                         THE DAYTON POWER AND LIGHT COMPANY

                                         By:  S/ALLEN M. HILL
                                         ---------------------------------------
                                         INDIANA MICHIGAN POWER COMPANY

                                         By:  S/WILLIAM J. LHOTA
                                         ---------------------------------------
                                         KENTUCKY UTILITIES COMPANY

                                         By:  S/MICHAEL R. WHITLEY
                                         ---------------------------------------
                                         LOUISVILLE GAS AND ELECTRIC COMPANY

                                         By:  S/GEORGE BASINGER
                                         ---------------------------------------
                                         MONONGAHELA POWER COMPANY

                                         By:  S/ALAN J. NOIA
                                         ---------------------------------------
                                         OHIO EDISON COMPANY

                                         By:  S/W. R. HOLLAND
                                         ---------------------------------------



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                                         OHIO POWER COMPANY

                                         By:  S/WILLIAM J. LHOTA
                                         ---------------------------------------
                                         PENNSYLVANIA POWER COMPANY

                                         By:  S/W. R. HOLLAND
                                         ---------------------------------------
                                         THE POTOMAC EDISON COMPANY

                                         By:  S/ALAN J. NOIA
                                         ---------------------------------------
                                         SOUTHERN INDIANA GAS AND ELECTRIC
                                         COMPANY

                                         By:  S/RONALD G. REHERMAN
                                         ---------------------------------------
                                         THE TOLEDO EDISON COMPANY

                                         By:  S/W. R. HOLLAND
                                         ---------------------------------------
                                         WEST PENN POWER COMPANY

                                         By:  S/ALAN J. NOIA
                                         ---------------------------------------